Exhibit 99.1

ZeroFox to Acquire LookingGlass, Broadening Global Attack Surface Intelligence Capabilities

Deal strengthens ZeroFox’s External Cybersecurity Platform with industry-leading attack surface management (EASM) and threat intelligence capabilities.

Washington DC, April 17, 2023 Today, ZeroFox (Nasdaq: ZFOX), an enterprise software-as-a-service leader in external cybersecurity announced a definitive agreement to acquire LookingGlass Cyber Solutions, Inc., a leader in external attack surface management and global threat intelligence. In today's digital-first world, the rapidly expanding external attack surface has become a veritable playground for cybercriminals and nation-state actors alike, posing an ever-growing threat to enterprise and public sector organizations worldwide. Integrating LookingGlass’s industry-leading attack surface and threat intelligence capabilities into the ZeroFox External Cybersecurity Platform will enable our customers to build a robust security posture by providing world-class visibility into external attack surface assets and vulnerabilities, including improved actionable intelligence to disrupt emergent threats.

As organizations embrace digital transformation, the same externally-available digital platforms these organizations use to do business are equally available to malicious actors, creating new opportunities for exploitation. This escalating threat landscape underscores the urgent need for organizations to adopt comprehensive security strategies emphasizing proactive monitoring, continuous assessment, and remediation of their public attack surface vulnerabilities to defend against the mounting challenges of persistent cyber adversaries.

“The acquisition of LookingGlass is a natural extension of our strategy to provide our customers with a single end-to-end platform for protecting their external attack surface from increasingly sophisticated cyber-attacks,” said James C. Foster, Chairman and CEO of ZeroFox. “We are bringing together passionate teams that have been partners for years, and proven world-class capabilities across attack surface management, digital risk protection, threat intelligence and breach response to continue our leadership in external cybersecurity.”

With one of the most comprehensive internet-facing attack surface intelligence data lakes, LookingGlass empowers public sector organizations, large enterprises, and industry security alliances at scale by providing extensive discovery, intelligence and cyberdefense capabilities. These unique capabilities allow organizations to identify and assess threats in support of remediation strategies against the most sophisticated cyberattacks. The combination of intelligence and action enables some of the world’s largest organizations to inform their security teams about cyber risks ahead of full-fledged attacks.

“The mission at LookingGlass is to protect our customers by providing unmatched attack surface intelligence for global threat visibility and cyber attack disruption,” said Bryan Ware,

CEO of LookingGlass. “Joining ZeroFox allows us to expand the capabilities we provide security teams to defend against cybercriminals and nation-state actors.” Ware, a cybersecurity industry veteran, former Assistant Director of CISA at the Department of Homeland Security, the Nation’s cyber defense operations lead, will join the ZeroFox executive team as part of the transaction.

Transaction Details

Under the terms of the agreement, ZeroFox will acquire LookingGlass for approximately $26 million primarily in stock (9.4 million shares), combined with convertible debt and cash, subject to purchase price adjustments and performance earnouts. The acquisition is expected to close within the next 30 days. ZeroFox will provide additional guidance during the Q1 FY24 earnings call.

Stifel Financial Corp. served as exclusive financial advisor to ZeroFox on the transaction.

Investor Conference Call Information

ZeroFox will host a conference call to discuss the acquisition today April 17, 2023 at 8:30 a.m. Eastern Time. To access this call via webcast, please use this link: ZeroFox Business Update. The live webcast and a webcast replay of the conference call can be accessed from the investor relations page of ZeroFox’s website at https://ir.zerofox.com.

Learn More

To learn more about ZeroFox solutions, visit our website. Bookmark the ZeroFox Blog to keep up with our expert coverage on the latest in External Cybersecurity.

About ZeroFox

ZeroFox (Nasdaq: ZFOX), an enterprise software-as-a-service leader in external cybersecurity, has redefined security outside the corporate perimeter on the internet, where businesses operate, and threat actors thrive. The ZeroFox platform combines advanced AI analytics, digital risk and privacy protection, full-spectrum threat intelligence, and a robust portfolio of breach, incident and takedown response capabilities to expose and disrupt phishing and fraud campaigns, botnet exposures, credential theft, impersonations, data breaches, and physical threats that target your brands, domains, people, and assets. Join thousands of customers, including some of the largest public sector organizations as well as finance, media, technology and retail companies to stay ahead of adversaries and address the entire lifecycle of external cyber risks. ZeroFox and the ZeroFox logo are trademarks or registered trademarks of ZeroFox, Inc. and/or its affiliates in the U.S. and other countries. Visit www.zerofox.com for more information.

About LookingGlass Cyber Solutions, Inc.

LookingGlass is the global cybersecurity leader enabling national, industrial, and enterprise-scale decisions with unparalleled, curated intelligence on critical assets, risks, and sectors. For more than a decade, the most advanced organizations in the world have trusted LookingGlass to help them protect their economic and national security interests. Find out how we can help your organization at https://lookingglasscyber.com.

Forward-Looking Statements

Certain statements in this press release are “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements related to benefits from the transaction, including expected from revenues and accretiveness of the transaction, and the ability of ZeroFox to achieve its objectives and plans with the acquisition of LookingGlass are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by ZeroFox or any other person that the events or circumstances described in such statement are material. These risks and uncertainties include, but are not limited to, the following: our ability to recognize the anticipated benefits of the transaction; the ability of ZeroFox and LookingGlass to consummate the transaction as expected; defects, errors, or vulnerabilities in the ZeroFox platform, the failure of the ZeroFox platform to block malware or prevent a security breach, misuse of the ZeroFox platform, or risks of product liability claims that would harm our reputation and adversely impact our business, operating results, and financial condition; if our enterprise platform offerings do not interoperate with our customers’ network and security infrastructure, or with third-party products, websites or services, our results of operations may be harmed; we may not timely and cost-effectively scale and adapt our existing technology to meet our customers’ performance and other requirements; our ability to introduce new products and solutions and features is dependent on adequate research and development resources and our ability to successfully complete acquisitions; our success depends, in part, on the integrity and scalability of our systems and infrastructure; we rely on third-party cloud providers to host and operate our platform, and any disruption of or interference with our use of these offerings may negatively affect our ability to maintain the performance and reliability of our platform which could cause our business to suffer; we rely on software and services from other parties; we have a history of losses, and we may not be able to achieve or sustain profitability in the future; if organizations do not adopt cloud, and/or SaaS-delivered external cybersecurity solutions that may be based on new and untested security concepts, our ability to grow our business and our results of operations may be adversely affected; we have experienced rapid growth in recent periods, and if we do not manage our future growth, our business and results of operations will be adversely affected; we face intense competition and could lose market share to our competitors, which could adversely affect our business, financial condition, and results of operations; competitive pricing pressure may reduce revenue, gross profits, and adversely affect our financial results; adverse general and industry-specific economic and market conditions and reductions in customer spending, in either the private or public sector, including as a result of inflation and geopolitical uncertainty such as the ongoing conflict between Russia and Ukraine, may reduce demand for our platform or products and solutions, which could harm our business, financial condition and results of operations; the COVID-19 pandemic could adversely affect our business, operating results, and financial condition; if we fail to adapt to rapid technological change, evolving industry standards and changing customer needs, requirements or preferences, our ability to remain competitive could be impaired; one U.S. government customer accounts for a substantial portion of our revenues; and we rely heavily on the services of our senior management team.

Additional information concerning these, and other risks, is described under the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of ZeroFox”, and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of IDX” sections of our final prospectus filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 424(b) under the Securities Act of 1933 on April 12, 2023, in connection with our registration statement on Form S-1 and in subsequent reports that we file with the SEC. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.

ZeroFox Contacts:

Media Inquiries

Malory Van Guilder

press@zerofox.com

Investor Relations

Todd Weller, VP, Investor Relations

investor@zerofox.com

Source: ZeroFox, Inc.